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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): March 8, 2004


                                 Workstream Inc.
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               (Exact Name of Registrant as Specified in Charter)


             Canada                     001-15503                 N/A
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(State or Other Jurisdiction of    (Commission File Number)  (I.R.S. Employer
         Incorporation)                                      Identification No.)


     495 March Road, Suite 300, Ottawa, Ontario, Canada          K2K-3G1
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          (Address of Principal Executive Offices)              (Zip Code)

                                 (613) 270 0619
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              (Registrant's Telephone Number, Including Area Code)


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Item 5.  Other Events

         On March 8, 2004, Workstream Inc. (the "Company") issued a press release announcing that the Company has acquired the business operations of Peopleview, Inc. The full text of such press release is attached as Exhibit 99.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         99.1     Press Release issued on March 8, 2004 by Workstream Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WORKSTREAM INC.



Dated:  March 8, 2004                   By: /s/ Michael Mullarkey
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                                            Name: Michael Mullarkey
                                            Title: Chief Executive Officer


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                                  Exhibit Index

Exhibit No.          Description
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99.1                 Press Release issued on March 4, 2004 by Workstream Inc.